                                                                  Exhibit T3E(3)

                               BDK HOLDINGS, INC.
                              LETTER OF TRANSMITTAL

                                Offer to Exchange
                           $324.77 in Principal Amount
                                     of its
                     9% Senior Notes Due 2007 ("New Notes"),
                        $130.00 in Liquidation Preference
                                     of its
     Senior 13.5% Cumulative Redeemable Preferred Stock ("Preferred Stock")
                                       and
      a proportional portion of 777,000 shares of its Common Stock ("Common
      Stock") (such 777,000 shares representing approximately 99.5% of the total shares of Common Stock (the "Exchange Common"))
                  for each $1,000 Outstanding Principal Amount
                                     of its
           8.5% Senior Notes Due February 13, 2002 ("Original Notes")
                               CUSIP No. 08399BDF0
             Pursuant to Exchange Offer Statement dated January 16,
            2002, as amended by Amendment to Exchange Offer Statement
                              dated April 25, 2002

--------------------------------------------------------------------------------
THE EXPIRATION TIME FOR THE EXCHANGE OFFER (I.E., THE TIME BY WHICH YOU MUST VALIDLY DELIVER ORIGINAL NOTES AND EITHER A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL OR NOTICE OF GUARANTEED DELIVERY IN ORDER TO BE ELIGIBLE TO RECEIVE NEW NOTES, PREFERRED STOCK AND EXCHANGE COMMON) WILL BE 12:00 MIDNIGHT, NEW YORK TIME, ON MAY 8, 2002, UNLESS EXTENDED (THE "EXPIRATION TIME"). THE COMPANY INTENDS TO ISSUE NEW NOTES, PREFERRED STOCK AND EXCHANGE COMMON AT THE RATES DESCRIBED HEREIN IN EXCHANGE FOR ANY AND ALL OF THE OUTSTANDING ORIGINAL NOTES, SUBJECT TO VALID TENDER OF AT LEAST $32,062,500 IN PRINCIPAL AMOUNT OF ORIGINAL NOTES AND SATISFACTION OF OTHER CONDITIONS.
--------------------------------------------------------------------------------
                             THE EXCHANGE AGENT IS:
                       STATE STREET BANK AND TRUST COMPANY

By Facsimile:               By Registered or Certified Mail:         By Overnight or Hand Delivery:

(617) 662-1452                Corporate Trust Department            Cor porate Trust Window, 5th Floor
                                    P.O. Box 778                           2 Avenue de Lafayette
Confirm by Telephone:         Boston, Massachusetts 02102-0078        Boston, Massachusetts 02111
                              Attn: Ralph Jones, Corporate Trust         Attn: Ralph Jones, Corporate Trust
(617) 662-1548                         Administration                          Administration
                                    (BDK Holdings, Inc.)                    (BDK Holdings, Inc.)

                            THE INFORMATION AGENT IS:
                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                   Telephone:

                                 (212) 440-9800

         The undersigned is a holder of record of Original Notes issued by BDK Holdings, Inc., a Delaware corporation (the "Company"), under that certain indenture dated as of February 13, 1992 (as amended and in effect on the date hereof, the "Existing Indenture") between the Company and State Street Bank and Trust Company, as successor in interest to Fleet Bank (formerly Shawmut Bank Connecticut, National Association (formerly The Connecticut National Bank, a national banking association)), as Trustee of the Existing Indenture (the "Trustee"). The Company has delivered to the undersigned an Exchange Offer Statement dated as of January 16, 2002 (the "Original Exchange Offer Statement") and an Amendment to Exchange Offer Statement dated April 25, 2002 (the "Amendment to Exchange Offer" and, together with the Original Exchange Offer Statement, the "Exchange Offer Statement").

         Capitalized terms not defined herein, but defined in the Exchange Offer Statement, shall have the respective meanings ascribed to them in the Exchange Offer Statement. If such capitalized terms are defined in both the Original Exchange Offer Statement and the Amendment to Exchange Offer, such term shall have the meaning set forth in the Amendment to Exchange Offer.

         The Company is offering, upon the terms and subject to the conditions set forth in the Exchange Offer Statement and in this Letter of Transmittal (which together constitute the "Exchange Offer"), up to $10,960,750 in aggregate principal amount of its 9% Senior Notes Due 2007 (the "New Notes"), up to $4,387,500 in aggregate liquidation preference of its Senior 13.5% Cumulative Redeemable Preferred Stock ("Preferred Stock") and an aggregate of approximately 777,000 shares of its Common Stock (the "Exchange Common") (after taking into effect the contemplated 1,000 to 1 reverse stock split described in the Exchange Offer Statement) for any and all of its 8.5% Senior Notes Due February 13, 2002 (the "Original Notes") (including those Original Notes owned by Barth & Dreyfuss of California ("Barth & Dreyfuss"), the Company's wholly owned subsidiary). For each $1,000 of principal amount of Original Notes validly tendered and accepted by the Company for exchange, the tendering holder of such Original Notes will receive:

         a)   $324.77 of principal amount of its New Notes;

         b) 1.30 shares of Preferred Stock, with an aggregate liquidation preference of $130.00; and

         c) shares of Common Stock amounting to the product of (x) the 777,000 shares of Exchange Common to be issued in the Exchange Offer multiplied by (y) the quotient of (i) $1,000 divided by (ii) the aggregate principal amount of Original Notes ultimately tendered for exchange pursuant to and in accordance with the terms and conditions of the Exchange Offer.

         As of the date of the Amendment to Exchange Offer, there were outstanding Original Notes in an aggregate principal amount of $33,750,000 ($1,270,800 of which were held by Barth & Dreyfuss and will be tendered in the Exchange Offer).

         The undersigned understands that, if the undersigned's Original Notes and this Letter of Transmittal are validly tendered in accordance with the terms of the Exchange Offer and accepted by the Company, the Company will issue New Notes, Preferred Stock and Exchange Common (together, the "Exchange Consideration") to the undersigned upon the consummation of the Exchange Offer. The New Notes, Preferred Stock and Exchange Common are described more fully in the Exchange Offer Statement. If the Exchange Offer is consummated and any holder does not validly tender such holder's Original Notes with this Letter of Transmittal, or if the Company does not accept such holder's Original Notes, the Company intends to repay such holder's Original Notes as soon as reasonably practicable after the consummation of the Exchange Offer.

         Delivery of Original Notes and this Letter of Transmittal to an address other than as set forth herein, or transmission of instructions via a fax number other than as listed above, will not constitute a valid tender.

         The undersigned acknowledges receipt of the Exchange Offer Statement.

         If the holder of Original Notes wishes to tender such holder's Original Notes in the Exchange Offer, this Letter of Transmittal must be completed by such holder and, subject to Instruction 7 herein, such holder's Original Notes must be physically delivered to the Exchange Agent herewith by such holder.

         Holders of Original Notes who cannot deliver all required documents to the Exchange Agent on or prior to the Expiration Time must tender their Original Notes according to the guaranteed delivery procedures set forth in the Instructions below under "Delivery of Letter of Transmittal."

         List below the Original Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the note numbers and principal amounts on a separate schedule, sign the schedule and affix the schedule to this Letter of Transmittal. Subject to satisfaction of the conditions to the Exchange Offer set forth in the Exchange Offer Statement, valid tenders of Original Notes in any denominations will be accepted by the Company. No alternative, conditional, or contingent tenders will be accepted.

--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF ORIGINAL NOTES
                          to be exchanged for the Exchange Consideration in the Exchange Offer
-------------------------------------------------------- ------------------ -------------------- -------------------------
    Name(s) and Address(es) of Registered Holder(s)         Certificate          Aggregate         Principal Amount of
                                                             No.(s) of
                                                          Original Notes     Principal Amount    Original Notes tendered
                (Please fill in Blank)                    (if available)     of Original Notes      in Exchange Offer
--------------------------------------------------------------------------------------------------------------------------
                                                         -----------------------------------------------------------------

                                                         -----------------------------------------------------------------

                                                         -----------------------------------------------------------------

                                                         -----------------------------------------------------------------

                                                         -----------------------------------------------------------------

                                                         -----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Principal Amount of Original Notes
--------------------------------------------------------------------------------------------------------------------------

[ ] THE UNDERSIGNED HAS LOST ITS BDK HOLDINGS, INC. CERTIFICATE(S) REPRESENTING $__________ IN AGGREGATE PRINCIPAL AMOUNT OF ORIGINAL NOTES, AND REQUIRES ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S) (SEE INSTRUCTION 7).

         If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the Original Notes tendered hereby.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned acknowledges and agrees that, once delivered, the tender of Original Notes made hereby shall remain in full force and effect and that such tender may not be revoked or withdrawn (and the undersigned agrees that it will not attempt to revoke or withdraw its tender).

         Subject to and effective upon the receipt by the Company of Original Notes in an aggregate principal amount of not less than $32,062,500 (representing 95% of the principal amount of outstanding Original Notes outstanding), validly tendered pursuant to the terms and conditions of the Exchange Offer, and the satisfaction of the other conditions to consummation of the Exchange Offer set forth in the Exchange Offer Statement, the undersigned hereby agrees to accept $324.77 of principal amount of New Notes, shares of Preferred Stock with $130.00 in liquidation preference and shares of Common Stock amounting to the product of (x) the 777,000 shares of Exchange Common to be issued in the Exchange Offer multiplied by (y) the quotient of (i) $1,000 divided by (ii) the aggregate principal amount of Original Notes ultimately tendered for exchange pursuant to and in accordance with the terms and conditions of the Exchange Offer (such product, the "Exchange Common Number") for each $1,000 principal amount of Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the undersigned's Original Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver to the Company and the Exchange Agent this Letter of Transmittal as certification that the conditions of the Exchange Offer have been satisfied, all in accordance with the terms and conditions set forth in the Exchange Offer Statement.

         If the undersigned is a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporate holder, or other person acting in a fiduciary or representative capacity on behalf of the registered holder of the Original Notes, the undersigned should so indicate when signing, and proper evidence satisfactory to the Company of the undersigned's authority to act on behalf of the registered holder must be submitted. See Instruction 4 below.

         If the undersigned is not the registered holder of the Original Notes listed in the table above entitled "Description of Original Notes to be exchanged for the Exchange Consideration in the Exchange Offer" or such registered holder's legal representative, fiduciary or attorney-in-fact then, in order to validly tender such Original Notes, the undersigned has obtained properly completed and executed instruments of transfer or irrevocable powers that authorize the undersigned (or the undersigned's legal representative, fiduciary or attorney-in-fact) to tender such Original Notes on behalf of the holder thereof, and such instruments of transfer or powers are being delivered with this Letter of Transmittal. See Instruction 4 below.

         The undersigned acknowledges and agrees that a delivery of this Letter of Transmittal pursuant to any of the procedures described in the Exchange Offer Statement or in the Instructions contained herein and an acceptance of such Original Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and pursuant to the Exchange Offer and that, when and to the extent such tendered Original Notes are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of' all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the exchange and to perfect the undersigned's tender of Original Notes tendered hereby.

         The undersigned understands that the Expiration Time (i.e., the time by which a holder must tender Original Notes in order to be eligible to receive the Exchange Consideration) will be 12:00 midnight, New York time, on May 8, 2002, unless extended or earlier terminated by the Company in its sole discretion.

         The undersigned understands that, subject to the satisfaction of the conditions to the Exchange Offer set forth in the Exchange Offer Statement, the Company will issue New Notes, Preferred Stock and Exchange Common in exchange for all Original Notes that are validly tendered pursuant to the Exchange Offer, including the $1,270,800 in principal amount owned by Barth & Dreyfuss of California, a subsidiary of the Company.

         The undersigned acknowledges that the New Notes, Preferred Stock and Exchange Common issued in the Exchange Offer will be part of a unit (a "Unit"), or fraction thereof. Each Unit initially consists of (1) $1,000 principal amount of the New Notes, (2) 4.0028 shares of Preferred Stock (or $400.28 in aggregate liquidation preference of Preferred Stock) and (3) that number of shares of Exchange Common equal to quotient of the Exchange Common Number divided by 0.32477, provided that the principal amount of New Notes or the number of shares of Preferred Stock comprising a whole Unit are subject to reductions from time to time on account of mandatory and/or optional redemptions of such New Notes and/or shares of Preferred Stock. New Notes, shares of Preferred Stock and shares of Exchange Common may not be sold, pledged, transferred or hypothecated by any holder of New Notes or shares of Preferred Stock or Exchange Common unless such New Notes or shares of Preferred Stock or Exchange Common are being sold, pledged, transferred or hypothecated as part of (and together with other securities of the Company comprising) a Unit or fraction thereof. When transferred, fractional Units must maintain the relative principal amount of New Notes (rounded to the nearest whole dollar), shares of Preferred Stock (rounded to the nearest 3 decimal places) and shares of Exchange Common (rounded to the nearest 3 decimal places) as are contained in a whole Unit, as then currently constituted.

         No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors, and assigns of the undersigned.

         Unless otherwise indicated herein under "Special Issuance/Return Instructions," the undersigned hereby request(s) that the Exchange Consideration and any Original Notes representing principal amounts not tendered or not accepted for exchange, be issued in the name(s) of the undersigned and delivered to the undersigned at the address to which the Exchange Offer Statement and this Letter of Transmittal were originally addressed.

         In the event that the "Special Issuance/Return Instructions" box is completed, the undersigned hereby requests that the Exchange Consideration and any Original Notes representing principal amounts not tendered or not accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance/Return Instructions" box to transfer any Original Notes from the names of the registered holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Original Notes so tendered.

         For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Original Notes (or defectively tendered Original Notes with respect to which the Company has waived such defect), if, as and when, the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

         The undersigned understands that the delivery and surrender of the Original Notes is not effective, and the risk of loss of the Original Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, accompanied, subject to Instruction 7 herein, by the Original Notes.

         The undersigned understands that unless the Company receives validly tendered Original Notes representing no less than $32,062,500 in principal amount of the Original Notes (representing 95% of the principal amount of the Original Notes, including those held by Barth & Dreyfuss), and subject to the other conditions of the Exchange Offer set forth in the Exchange Offer Statement (each of which the Company may in its discretion waive), the Company will not be required to accept any of the Original Notes tendered.

         All questions as to form of all documents and the validity (including time of receipt) of tenders will be determined by the Company in its sole discretion, which determination shall be final and binding.

                          WAIVER AND RELEASE OF CLAIMS

         Subject to the exclusions set forth in the last paragraph of this section entitled "Waiver and Release of Claims," by tendering Original Notes pursuant to the Exchange Offer and in accordance with the procedures described in the Exchange Offer Statement and/or this Letter of Transmittal, the holder of such tendered Original Notes (the "Tendering Holder") thereby agrees that upon such tender, all actions, suits, arbitrations, claims, causes of action, debts, liabilities, obligations, sums of money, damages, judgments, decrees, controversies and demands at law or in equity (each, a "Claim" and collectively, "Claims") by the Tendering Holder of whatever kind and nature, on any theory, whether known or unknown, matured or unmatured, suspected or unsuspected, whether made by such Tendering Holder directly, representatively, derivatively or in any other capacity, arising out of or relating in any way to (1) such tendered Original Notes and (2) the terms and conditions of the Exchange Offer, shall be, and they thereby are, to the fullest extent permitted by applicable law, fully and finally released and forever discharged as to the Company, its subsidiaries, their respective directors, officers, stockholders, employees and agents, and such persons' estates, personal representatives and trustees.

         By tendering Original Notes pursuant to the Exchange Offer and in accordance with the procedures described in the Exchange Offer Statement and/or this Letter of Transmittal, the Tendering Holder, thereby expressly WAIVES any and all rights under Section 1542 of the California Civil Code, or any other federal, state, or local statutory rights or rules, or principles of common law or equity similar to Section 1542 with respect to any Claim. Thus, the Tendering Holder agrees that it may not invoke the benefits of Section 1542 or any similar provision in order to prosecute or assert in any manner any Claims. Section 1542 provides as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         Notwithstanding the foregoing, nothing in the above release or the Exchange Offer, the Exchange Offer Statement or this Letter of Transmittal shall release, impair, or otherwise affect the right of any entity with respect to the claims that are the subject of or related to the Creditors Committee / CVC Litigation or claims to the assets in or to be placed in the Disbursing Fund.

--------------------------------------------------------------------------------
                      SPECIAL ISSUANCE/RETURN INSTRUCTIONS
                          (See Instructions 3, 4 and 5)

To be completed ONLY if the Exchange Consideration is to be issued, or Original Notes not tendered or not accepted for exchange are to be returned, to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the table entitled "Description of Original Notes to be exchanged for the Exchange Consideration in the Exchange Offer" within this Letter of Transmittal.

Issue and Return the Exchange Consideration and/or Original Notes to:

Name:___________________________________________________________________________

         Address: ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

________________________________________________________________________________

Tax Identification or Social Security Number (See Form W-9 below)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                        (To be completed by all tendering
                           holders of Original Notes)

         By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, pursuant to the Exchange Offer, the principal amount of the Original Notes listed in the box above labeled "Description of Original Notes to be exchanged for the Exchange Consideration in the Exchange Offer" under the column heading "Principal Amount of Original Notes tendered in Exchange Offer" (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Original Notes described in such box).

         This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Original Notes. If signature is by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporate holders or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 4.

________________________________________________________________________________

________________________________________________________________________________
            Signature of Registered Holder(s) or Authorized Signatory
                        (See guarantee requirement below)

Dated: _________________________________________________________________________

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity _______________________________________________________________________

Address ________________________________________________________________________
                              (including Zip Code)

Area Code and
Telephone Number: ______________________________________________________________

Tax Identification or
Social Security No. ____________________________________________________________

                         COMPLETE ACCOMPANYING FORM W-9

                          Medallion Signature Guarantee
                    (If Required - See Instructions 1 and 6)

Authorized Signature: __________________________________________________________

Name of Firm: __________________________________________________________________

                                (Place Seal Here)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of Letter of Transmittal. Holders of record as of April 25, 2002, wishing to tender Original Notes pursuant to the Exchange Offer must use this Letter of Transmittal printed on green colored paper (and not the
                                                                        ---
Letter of Transmittal previously delivered to you in the exchange offer materials mailed on January 16, 2002, which was then printed on gray colored
                                                                ----
paper). Subject to Instruction 7 herein, this Letter of Transmittal and the Original Notes that the holder wishes to tender must be delivered to the Exchange Agent prior to 12:00 midnight, New York time, on May 8, 2002, to entitle the holder to receive New Notes, Preferred Stock and Exchange Common in exchange for its Original Notes. The Company will issue New Notes, Preferred Stock and Exchange Common only if no less than $32,062,500 aggregate principal amount of the Original Notes (representing 95% of the aggregate principal amount of the Original Notes, including the Original Notes held by Barth & Dreyfuss) is obtained in accordance with the terms specified in the Exchange Offer Statement and all other conditions set forth in the Exchange Offer Statement are met (or waived by the Company in its discretion).

         Holders who wish to tender their Original Notes who cannot deliver this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Time, may tender their Original Notes by properly completing and duly executing a revised Notice of Guaranteed Delivery printed on yellow colored paper and delivered with this Letter of Transmittal (and not the
                                                                        ---
Notice of Guaranteed Delivery previously delivered to you in the exchange offer materials mailed on January 16, 2002, which was then printed on blue colored
                                                                ----
paper). Holders utilizing the Notice of Guaranteed Delivery must (a) make their tender by or through an Eligible Institution (as defined below); (b) properly complete and duly execute a Notice of Guaranteed Delivery, substantially in the form made available by the Company, and that Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Time; and (c) insure that all Original Notes that they wish to tender are received by the Exchange Agent, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three (3) business days after the date of execution of such Notice of Guaranteed Delivery.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Time. As used herein and in the Exchange Offer Statement, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, a municipal securities broker or dealer or a government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION TIME. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY.

         2. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by the Original Notes should be listed on a separate signed schedule attached hereto.

         3. Partial Tenders. If less than the entire principal amount the Original Notes held by any holder are to be tendered hereby, fill in the principal amount of Original Notes to be tendered in the box above labeled "Description of Original Notes to be exchanged for the Exchange Consideration in the Exchange Offer" under the column heading "Principal Amount of Original Notes tendered in Exchange Offer." Such amounts may be in any denomination. The entire principal amount represented by the Original Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

         4. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holders of the Original Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the note(s) without alteration, enlargement, or any change whatsoever.

         If any of the Original Notes tendered herewith are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any Original Notes tendered herewith relate to the Original Notes registered in different names on several notes, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of notes.

         If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporate holder, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

         If the undersigned is not the registered holder of the Original Notes listed in the table above entitled "Description of Original Notes to be exchanged for the Exchange Consideration in the Exchange Offer" or such registered holder's legal representative, fiduciary or attorney-in-fact then, in order to validly tender such Original Notes, such Original Notes must be endorsed or accompanied by properly completed and executed instruments of transfer or irrevocable powers entitling the undersigned (or the undersigned's legal representative, fiduciary or attorney-in-fact) to tender such Original Notes on behalf of such registered holder(s), in any case signed exactly as the name or names of the registered holders appear on the Original Notes and such signatures on such Original Notes or instruments of transfer and powers are being delivered with this Letter of Transmittal.

         The Letter of Transmittal should be sent only to the Exchange Agent.

         5. Special Issuance and Delivery Instructions. Tendering holders should indicate in the box labeled "Special Issuance/Return Instructions" the name and address to which the Exchange Consideration is to be issued or Original Notes not accepted for exchange are to be returned, if different from the name of the person signing this Letter of Transmittal or the address to which the Exchange Offer Statement and this Letter of Transmittal were originally addressed. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

         6. Signature Guarantees. If the Original Notes tendered hereby are tendered by a registered holder that has not completed box entitled "Special Issuance/Return Instructions" on this Letter of Transmittal, then no signature guarantee is needed. However, with respect to all other tenders of Original Notes, the signatures on this Letter of Transmittal must be guaranteed by a recognized participant (a "Medallion Signature Guarantor") in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program (generally, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution")). If the Original Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Original Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal accompanying the tendered Original Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 1.

         7. In the event that any holder of Original Notes is unable to deliver to the Exchange Agent the certificate(s) representing such holders Original Notes due to the loss or destruction of such certificate(s), such fact should be indicated on this Letter of Transmittal by checking the box below the table entitled "Description of Original Notes to be exchanged for the Exchange Consideration in the Exchange Offer." In such event, holder should contact Greg
                                      -----------------------------------------
Donovan at State Street Bank and Trust Company ((860) 244-1845) as soon as
--------------------------------------------------------------------------
possible for further instructions with respect to the necessity of completing
-----------------------------------------------------------------------------
additional documentation, including without limitation an Affidavit of Loss and
-------------------------------------------------------------------------------
the posting an Indemnity Bond. Once contacted, Mr. Donovan will coordinate with
-----------------------------
the Exchange Agent to forward to you the necessary additional documentation in order to effectively surrender such lost or destroyed Certificate(s) (including the aforementioned Affidavit of Loss and Indemnity Bond). There will be a fee in respect of lost or destroyed Certificates, and surrenders hereunder will be processed only after such documentation (along with this Letter of Transmittal) has been submitted to and approved by the Exchange Agent.

         8. Transfer Taxes. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Original Notes to it pursuant to the Exchange Offer. If payment of the Exchange Consideration is to be made to, or if Original Notes not tendered or accepted for exchange are to be registered in the name of, any persons other than the registered owners, or if tendered Original Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the Exchange Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         9.       Waiver of Conditions. The conditions of the Exchange
Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Original Notes tendered.

         10. Form W-9. Each tendering holder (or other payee) is required to provide the Company with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax backup withholding on the payment of the accrued interest paid to such holder with respect to Original Notes exchanged pursuant to the Exchange Offer or payments of interest or dividends with respect the Exchange Consideration paid to the holder (or other payee). Each tendering holder (or other payee) that has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future is required to write "Applied For" in Part I of the Form W-9 (see Specific Instructions, "How to get a TIN"). If Part I of the Form W-9 contains "Applied For" and the Company is not provided with a TIN by the time of any payment, the Company will withhold 30% on such payments as required by law, if any, until a TIN is provided to the Company. The backup withholding rate has been reduced to 30% effective as of January 1, 2002; however new Forms W-9 reflecting this change are not yet available and therefore the Form W-9 included with this Letter of Transmittal refers to the old rate of 31%.

         11. No Conditional Deliveries. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to reserve notice of the acceptance of their Original Notes.

         12. Irregularities. All questions as to the form of documents and the validity of the tenders will be determined by the Company in its sole discretion, which determination shall be final and binding. Neither the Company nor any other person is under any duty to give notification of defects or irregularities in any tender, and neither the Company nor any other person shall incur any liability for failure to give any such notification.

         13. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Exchange Offer Statement or Letter of Transmittal may be directed to the Information Agent at (212) 440-9800. A holder may also contact the Exchange Agent at (617) 662-1548 or such holder's broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer. Questions about the terms of the Exchange Offer or any substantive matter regarding the Exchange Offer or the Exchange Offer Statement should be directed to the Company and the Exchange Agent and the Information Agent will refer all such questions to the Company.

         Each holder is advised to consult its own financial, tax and other advisers with respect to the Exchange Offer and the effect of issuance of the Exchange Consideration in exchange for Original Notes.

         IMPORTANT: This Letter of Transmittal (or a copy thereof), together with Original Notes and all other required documents or the Notice of Guaranteed Delivery, must be received by the Exchange Agent prior to the Expiration Time with respect to holders wishing to receive the Exchange Consideration.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a holder whose tendered Original Notes are accepted for payment or exchange is required to provide the Company with such holder's current TIN on Form W-9 below. If such holder is an individual, the TIN is his or her Social Security number. If the Company is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment of accrued interest paid to such holder or other payee with respect to Original Notes exchanged pursuant to the Exchange Offer or payments of interest or dividends with respect the Exchange Consideration may be subject to 30% backup withholding tax.

         Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Company a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Company. See the enclosed Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 30% of any payment of accrued interest paid to such holder or other payee with respect to Original Notes exchanged pursuant to the Exchange Offer or payments of interest or dividends with respect the Exchange Consideration paid to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF FORM W-9

         To prevent backup withholding on any payment of accrued interest paid to such holder or other payee with respect to Original Notes exchanged pursuant to the Exchange Offer or payments of interest or dividends with respect the Exchange Consideration paid to a holder or other payee, the holder is required to notify the Company of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE COMPANY

         The holder is required to give the Company the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Original Notes. If the Original Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Form W-9, for additional guidance on which number to report.

Form W-9                                                       Give form to the
(Rev. December 2000)             REQUEST FOR TAXPAYER          requester. Do not
Department of the Treasury    IDENTIFICATION NUMBER AND        send to the IRS.
Internal Revenue Service            CERTIFICATION

---------------------------------------------------------------------------------------------------------------------------------
Please print or type
Name (See Specific Instructions on page 2.)

---------------------------------------------------------------------------------------------------------------------------------
Business name. If different from above. (See Specific Instructions on page 2.)

---------------------------------------------------------------------------------------------------------------------------------
Check appropriate box: [ ] Individual Sole proprietor [ ] Corporation [ ] Partnership [ ] Other  ________________________________

---------------------------------------------------------------------------------------------------------------------------------
Address (number, street and apt. of suite no.)                                            Requester's name and address (optional)

--------------------------------------------------------------------------
City, state, and ZIP code

---------------------------------------------------------------------------------------------------------------------------------
Part I Taxpayer Identification Number (TIN)                                               List account number(s) here (optional)

---------------------------------------------------------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For
individuals, this is your social security number (SSN).      ---------------------------
However, for a resident alien, sole proprietor, or           Social security number
disregarded entity, see the Part I instructions on           [ ][ ][ ][ ][ ][ ][ ][ ][ ]
page 2. For other entities, it is your employer              ---------------------------------------------------------------------
identification number (EIN). If you do not have a number,                or                    Part II For U.S. Payees
see How to get a TIN on page 2.                                                                        Exempt From Backup
                                                             ------------------------------            Withholding (See the
Note: If the account is in more than one name, see the       Employer Identification number            instructions on page 2.)
chart on page 2 for guidelines on whose number to enter.     [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                                             ----------------------------------------------------------------------

--------------------------------------------------------------------------------
Part III Certification
--------------------------------------------------------------------------------
Under penalties of perjury. I certify that:

1. The number shown on this form is my correct taxpayer identification number for I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding. or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.   I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------
Sign            Signature of
Here            U.S. person                                 Date
--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person including a resident alien, to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued).

     2. Certify you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee.

     If you are a foreign person, use the appropriate Form W-8. See Pub. 515. Withholding of Tax on Nonresident Aliens and Foreign Corporations.

Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

What is backup withholding? Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup witholding it:

     1. You do not furnish your TIN to the requester, or

     2. You do not certify your TIN when required (see the Part III instructions on page 2 for details), or

     3. The IRS tells the requester that you furnished an incorrect TIN. or

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the
Part II instructions and the separate Instructions for the Requester of Form
W-9.

PENALTIES

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including lines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.
--------------------------------------------------------------------------------

Form W-9 (Rev.12-2000)                                                    Page 2
--------------------------------------------------------------------------------
SPECIFIC INSTRUCTIONS

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

     Sole proprietor. Enter your individual name as shown on your social security card on the 'Name' line. You may enter your business, trade, or doing business as '(DBA)' name on the 'Business name' line.

     Limited liability company (L.L.C). If you are a single-member L.L.C (including a foreign L.L.C with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the L.L.C's name on the "Business name" line.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

     Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Part I--Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.

     If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number XXXX. Enter it in the social security number box. If you do not have an XXXX, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN. you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are an L.L.C that is disregarded as an entity separate from its owner (see Limited Liability company (L.L.C) above), and are owned by an individual, enter your SSN or "pre-L.L.C" EIN, if desired. If the owner of a disregarded L.L.C is a corporation, partnership, etc., enter the owner's EIN.

Note: See the chart on this page for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4. Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

     If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Part II--For U. S. Payees Exempt From Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.

     If you are exempt from backup withholding you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Part III--Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even it items 1, 3, and 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required).

     1. Interest, dividend and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt qualified state tuition program payments. IRA or MSA contributions or distributions and pension distributions. You must give your correct TIN but you do not have to sign the certification.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interests, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition XXXX abandonment of secured property, cancellation of debt, or contributions you made to an IRA or MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

--------------------------------------------------------------------------------
For this type of account                         Give name and SSN of:
--------------------------------------------------------------------------------
1. Individual                                    The individual

2. Two or more individuals joint                 The actual owner of the account
   account)                                      or, it combined funds, the
                                                 first individual on the account

3. Custodian account of a minor                  The XXXX
   (Uniform Gift to XXXX Act)

4. a. The usual revocable savings                The XXXX trusteeXXXX
      trust (XXXX is also XXXX)

   b. So-called trust account that               The actual ownerXXXX
      is not a legal or valid trust
      under state law

5. Sole proprietership                           The ownerXXXX

--------------------------------------------------------------------------------
For this type of account:                        Give name and EIN of.
--------------------------------------------------------------------------------
6. Sole proprietorship                           The ownerXXXX

7. A valid trust, estate, or pension             Legal equityXXXX
   XXXX

8. Corporate                                     The corporation

9. Association, club, religious,                 The organization
   charitable, educational, or other
   tax-exempt organization

10. Partnership                                  The partnership

11. A broker or registered nominee               The broker or nominee

12. Account with the Department of               The public entity
    Agriculture in the name of a public
    entity (such as a state or local
    government, school district, or XXXX
    that receives agricultural program
    payments
--------------------------------------------------------------------------------

/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

/2/  Circle the minor's name and furnish the minor's SSN.

XXXX You must show your individual name, but you may also enter your business of
     "DBA" name. You may use either your SSN or EIN XXXX you have one).
XXXX List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the XXXX of the personal representable or trustee unless the legal entity itself is not designated in the account titleXXXX

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                                      - 2 -